UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2013
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On March 1, 2013, Northwest Natural Gas Company (NW Natural) issued a press release announcing its earnings for the quarter ended and year December 31, 2012. A copy of the press release is attached as Exhibit 99.1.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

On February 28, 2013 the Board of Directors (the “Board”) of Northwest Natural Gas Company (the “Company”) appointed David H. Anderson as Executive Vice President of Operations and Regulation, effective as of February 28, 2013, and the Organization and Executive Compensation Committee of the Board (the “Committee”) and the Board approved certain compensation arrangements for Mr. Anderson. Mr. Anderson's annual base salary was increased to $389,000 and his target award percentage under the Executive Annual Incentive Plan was increased to 50% of his base salary for 2013, and he was granted 2,600 performance based restricted stock units which vest over 4 years and 4,900 performance shares for the 2013-2015 performance period. Mr. Anderson, 51, previously served as the Company's Senior Vice President of Finance and Chief Financial Officer, a position he held since joining the Company in 2004.

On February 28, 2013 the Board appointed Stephen P. Feltz as Senior Vice President and Chief Financial Officer, effective as of February 28, 2013, and the Committee and the Board approved certain compensation arrangements for Mr. Feltz. Mr. Feltz's annual base salary was increased to $295,000 and his target award percentage under the Executive Annual Incentive Plan was increased to 40% of his base salary for 2013, and he was granted 1,700 performance based restricted stock units which vest over 4 years and 3,200 performance shares for the 2013-2015 performance period. Mr. Feltz, 57, previously served as the Company's Treasurer and Controller, a position he held since 1999.

On February 28, 2013 the Board appointed Brody Wilson as acting principal accounting officer and the Chief Executive Officer appointed Mr. Wilson as acting Controller, effective as of February 28, 2013, and the Committee and the Board approved certain compensation arrangements for Mr. Wilson. Mr. Brody's annual base salary was increased to $165,000 and he was granted 800 performance based restricted stock units which vest over 4 years. Mr. Wilson, 33, was senior manager in the assurance practice of PricewaterhouseCoopers LLP from 2001 until joining the Company as accounting director in September 2012.

Item 7.01     Regulation FD Disclosure
On March 1, 2013, Northwest Natural Gas Company (NW Natural) issued a press release announcing that the Board of Directors approved certain senior management promotions. A copy of the press release is attached as Exhibit 99.2.
The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements

This report, and other presentations made by NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, future events, investments, hedge efficacy, gas reserves and their financial value and benefit, customer growth, weather, commodity costs, customer rates, financial positions, revenues and earnings, dividends, performance, legislative actions and impact, effects of future regulatory proceedings, rate recovery, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors”, and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in NW Natural’s most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A “Risk Factors”, in NW Natural’s quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Natural undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible for the company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
The following exhibits are being furnished pursuant to Items 2.02 and 7.01, respectively, herein.

Exhibit	Description

99.1	Press Release of Northwest Natural Gas Company issued March 1, 2013 (furnished and not filed).
99.2	Press Release of Northwest Natural Gas Company issued March 1, 2013 (furnished and not filed).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: March 1, 2013	/s/ Stephen P. Feltz
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX
Exhibit        Description

99.1	Press Release of Northwest Natural Gas Company issued March 1, 2013 (furnished and not filed).

99.2	Press Release of Northwest Natural Gas Company issued March 1, 2013 (furnished and not filed).